Exhibit 99.1

For Immediate Release	CONTACT:
Bill Newbould
(610) 558-9800

ENDO PHARMACEUTICALS PROVIDES UPDATE ON ITS
DEVELOPMENTAL TRANSDERMAL FENTANYL PATCH

CHADDS FORD, Pa., September 28, 2005 — Endo Pharmaceuticals Holdings Inc. (Nasdaq: ENDP) today reported that the U.S. Food & Drug Administration on September 27th informed Endo’s partner, Noven Pharmaceuticals, Inc., that it will not approve Noven’s currently pending Abbreviated New Drug Application for its developmental transdermal fentanyl patch based on the FDA’s assessment of potential safety concerns related to the higher drug content in the Noven product versus the reference-listed product, Duragesic®.

As a result, Endo expects that it will incur a write off, which will include approximately $5 million of its current transdermal fentanyl patch inventory and approximately $6 million, which represents the unamortized portion of the upfront license fee that Endo paid Noven in February 2004.  The company’s prior guidance for the year ending December 31, 2005 did not include any sales or earnings for the transdermal fentanyl patch.

About Endo

Endo Pharmaceuticals Holdings Inc. is a fully integrated specialty pharmaceutical company with market leadership in pain management products. Through its Endo Pharmaceuticals Inc. subsidiary, the company researches, develops, produces and markets a broad product offering of both branded and generic pharmaceuticals, meeting the needs of healthcare professionals and consumers alike. More information, including this and past press releases of Endo Pharmaceuticals Holdings Inc., is available online at www.endo.com.

Forward-Looking Statements

This press release contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, that  are based on management’s beliefs and assumptions, current expectations, estimates and projections. Statements that are not historical facts, including statements which are preceded by, followed by, or that include, the words “believes,” “anticipates,” “plans,” “expects” or similar expressions and statements are forward-looking statements. Endo’s estimated or anticipated future results, product performance or other non-historical facts are forward-looking and reflect Endo’s current perspective on existing trends and information. Many of the factors that will determine the Company’s future results are beyond the ability of the Company to control or predict. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially from those expressed or implied by these forward-looking statements. The reader should not rely on any forward-looking statement. The Company undertakes no obligation to update any forward-looking statements whether as a result of new information, future events or otherwise. Several important factors, in addition to the specific factors discussed in connection with these forward-looking statements individually, could affect the future results of Endo and could cause those results to differ materially from those expressed in the forward-looking statements contained in this press release. Important factors that may affect future results include, but are not limited to: market acceptance of the Company’s products and the impact of competitive products and pricing; dependence on sole source suppliers; the success of the Company’s product development activities and the timeliness with which regulatory authorizations and product launches may be achieved; successful compliance with extensive, costly, complex and evolving governmental regulations and restrictions; the availability on commercially reasonable terms of raw materials and other third party manufactured products; exposure to product liability and other lawsuits and contingencies; dependence on third party suppliers, distributors and collaboration partners; the ability to timely and cost effectively integrate acquisitions; uncertainty associated with pre-clinical studies and clinical trials and regulatory approval; uncertainty of market acceptance of new products; the difficulty of predicting FDA approvals; risks with respect to technology and product development; the effect of competing products and prices; uncertainties regarding intellectual property protection; uncertainties as to the outcome of litigation; changes in operating results; impact of competitive products and pricing; product development; changes in laws and regulations; customer demand; possible future litigation; availability of future financing and reimbursement policies of government and private health insurers and others; and other risks and uncertainties detailed in Endo’s filings with the Securities and Exchange Commission, including its Registration Statement on Form S-3 filed with the SEC on April 30, 2004, as amended and in Endo’s Registration Statement on Form S-3 filed with the SEC on September 2, 2005, as amended. Readers should evaluate any statement in light of these important factors.

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